                                   CONSENT

        I hereby consent to the reference in the Joint Proxy Statement/ Prospectus constituting part of the Registration Statement on Form S-4 of Chevron Corporation to my name as a person about to become a director of Chevron Corporation (expected to be renamed "ChevronTexaco Corporation").


                                                /s/ Robert J. Eaton
                                                -----------------------
                                                Robert J. Eaton


August 23, 2001.

                                   CONSENT

        I hereby consent to the reference in the Joint Proxy Statement/ Prospectus constituting part of the Registration Statement on Form S-4 of Chevron Corporation to my name as a person about to become a director of Chevron Corporation (expected to be renamed "ChevronTexaco Corporation").


                                                /s/ Franklyn G. Jenifer
                                                -------------------------
                                                    Franklyn G. Jenifer


August 22, 2001.

                                   CONSENT

        I hereby consent to the reference in the Joint Proxy Statement/ Prospectus constituting part of the Registration Statement on Form S-4 of Chevron Corporation to my name as a person about to become a director of Chevron Corporation (expected to be renamed "ChevronTexaco Corporation").


                                                /s/ Sam Nunn
                                                -----------------------
                                                Sam Nunn


August 22, 2001.

                                   CONSENT

        I hereby consent to the reference in the Joint Proxy Statement/ Prospectus constituting part of the Registration Statement on Form S-4 of Chevron Corporation to my name as a person about to become a director of Chevron Corporation (expected to be renamed "ChevronTexaco Corporation").


                                                /s/ Charles R. Shoemate
                                                -----------------------
                                                Charles R. Shoemate


August 24, 2001.

                                   CONSENT

        I hereby consent to the reference in the Joint Proxy Statement/ Prospectus constituting part of the Registration Statement on Form S-4 of Chevron Corporation to my name as a person about to become a director of Chevron Corporation (expected to be renamed "ChevronTexaco Corporation").


                                                /s/ Glenn F. Tilton
                                                -----------------------
                                                Glenn F. Tilton


August 22, 2001.

                                   CONSENT

        I hereby consent to the reference in the Joint Proxy Statement/ Prospectus constituting part of the Registration Statement on Form S-4 of Chevron Corporation to my name as a person about to become a director of Chevron Corporation (expected to be renamed "ChevronTexaco Corporation").


                                               /s/ Thomas A. Vanderslice
                                               -------------------------
                                               Thomas A. Vanderslice


August 22, 2001.